SUMMARY PROSPECTUS

Lord Abbett Series Fund
Total Return Portfolio

May 1, 2026

CLASS/TICKER
CLASS VC	NO TICKER

Before you invest, you may want to review the Fund’s prospectus and statement of additional information, which contain more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information and other information about the Fund at www.lordabbett.com/seriesfunds. You can also get this information at no cost by calling 888-522-2388 (Option #2) or by sending an email request to literature@lordabbett.com. The current prospectus and statement of additional information dated May 1, 2026, as may be supplemented from time to time, are incorporated by reference into this summary prospectus.

INVESTMENT OBJECTIVE

The Fund’s investment objective is to seek income and capital appreciation to produce a high total return.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below. The table does not reflect the fees and expenses of variable annuity contracts or variable life insurance policies (together, “Variable Contracts”). If such fees and expenses were reflected, expenses shown would be higher.

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
Class	VC Shares
Management Fees	0.28%
Other Expenses	0.43%
Total Annual Fund Operating Expenses	0.71%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not reflect Variable Contract expenses, fees, and charges. If these expenses, fees, and charges were included, your costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
VC Shares	$73	$227	$395	$883

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 428% of the average value of its portfolio.

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PRINCIPAL INVESTMENT STRATEGIES

Under normal conditions, the Fund pursues its investment objective by investing in investment grade debt (or fixed income) securities. The Fund may invest up to 20% of its net assets in high-yield debt securities (commonly referred to as “lower-rated” or “junk” bonds). The Fund may invest in debt securities issued by non-U.S. entities but denominated in U.S. dollars, and securities issued by non-U.S. entities and denominated in currencies other than the U.S. dollar. The Fund may invest up to 20% of its net assets in debt securities of non-U.S. issuers that are denominated in non-U.S. currencies.

The Fund generally may invest in the following types of debt securities:

• securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities;

• corporate debt securities;

• mortgage-backed, mortgage-related, and other asset-backed securities;

• inflation-linked investments;

• structured securities and other hybrid instruments, including collateralized loan obligations (“CLOs”); and

• loans, including bridge loans, novations, assignments, and participations. The Fund may invest up to 10% of its net assets in floating or adjustable rate loans.

The Fund may invest in Treasury Inflation Protected Securities (“TIPS”), which are U.S. Government bonds whose principal automatically is adjusted for inflation as measured by the Consumer Price Index for All Urban Consumers (“CPI-U”), and other inflation-indexed securities issued by the U.S. Department of Treasury.

The Fund will not invest more than 25% of its total assets in any industry (excluding securities of the U.S. Government, its agencies and instrumentalities); however, the Fund does not consider mortgage-related securities, including CMBS and other privately issued mortgage-related securities, as representing interests in any particular industry or group of industries.

The Fund seeks to manage interest rate risk through its management of the average duration of the securities it holds in its portfolio. Under normal conditions, the Fund will maintain its average duration range within two years of the bond market’s duration as measured by the Bloomberg U.S. Aggregate Bond Index (which was approximately 5.88 years as of February 28, 2026). The duration of a security takes into account the pattern of all expected payments of interest and principal on the security over time, including how these payments are affected by changes in interest rates.

The Fund may use derivatives to hedge against risk or to gain investment exposure. Currently, the Fund expects to invest in derivatives consisting principally of futures,

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forwards, options, and swaps. The Fund may use derivatives to seek to enhance returns, to attempt to hedge some of its investment risk, to manage portfolio duration, as a substitute for holding the underlying asset on which the derivative instrument is based, or for cash management purposes. For example, the Fund may invest in or sell short U.S. Treasury futures, securities index futures, other futures, and/or currency forwards to adjust the Fund’s exposure to the direction of interest rates, or for other portfolio management reasons.

The portfolio management team buys and sells securities using a relative value-oriented investment process, meaning the portfolio management team generally seeks more investment exposure to securities believed to be undervalued and less investment exposure to securities believed to be overvalued. The portfolio management team combines top-down and bottom-up analysis to construct its portfolio, using a blend of quantitative and fundamental research. As part of its top-down analysis, the portfolio management team evaluates global economic conditions, including monetary, fiscal, and regulatory policy, as well as the political and geopolitical environment, in order to identify and assess opportunities and risks across different segments of the fixed income market. The portfolio management team employs bottom-up analysis to identify and select securities for investment by the Fund based on in-depth company, industry, and market research and analysis. The portfolio management team may actively rotate sector exposure based on its assessment of relative value. The Fund engages in active and frequent trading of its portfolio securities.

The Fund may sell a security when the Fund believes the security is less likely to benefit from the current market and economic environment, or shows signs of deteriorating fundamentals, among other reasons. The Fund may deviate from the investment strategy described above for temporary defensive purposes. The Fund may miss certain investment opportunities if defensive strategies are used and thus may not achieve its investment objective.

PRINCIPAL RISKS

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in the Fund. The principal risks of investing in the Fund, which could adversely affect its performance, include:

• Portfolio Management Risk: If the strategies used and investments selected by the Fund’s portfolio management team fail to produce the intended result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, even in a favorable market.

• Market Risk: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions, governmental actions or intervention, market disruptions caused by trade disputes, tariffs or other

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factors, political developments, and other factors. Prices of equity securities tend to rise and fall more dramatically than those of debt securities.

• Fixed Income Securities Risk: The Fund is subject to the general risks and considerations associated with investing in debt securities, including the risk that issuers will fail to make timely payments of principal or interest or default altogether. Lower-rated securities in which the Fund may invest may be more volatile and may decline more in price in response to negative issuer developments or general economic news due to their increased credit risk relative to other fixed-income investments. In addition, as interest rates rise, the Fund’s investments typically will lose value. Fiscal, economic, monetary, or other governmental policies or measures have in the past—and may in the future—cause or exacerbate interest rate risks.

• High Yield Securities Risk: High yield securities (commonly referred to as “junk” bonds) typically pay a higher yield than investment grade securities, but may have greater price fluctuations and have a higher risk of default than investment grade securities. The market for high yield securities may be less liquid due to such factors as interest rate sensitivity, negative perceptions of the junk bond markets generally, and less secondary market liquidity. This may make such securities more difficult to sell at an acceptable price, especially during periods of financial distress, increased market volatility, or significant market decline.

• Credit Risk: Debt securities are subject to the risk that the issuer or guarantor of a security may not make interest and principal payments as they become due or may default altogether. In addition, if the market perceives a deterioration in the creditworthiness of an issuer, the value and liquidity of securities issued by that issuer may decline. To the extent that the Fund holds below investment grade securities, these risks may be heightened. Insured debt securities have the credit risk of the insurer in addition to the credit risk of the underlying investment being insured.

• Interest Rate Risk: As interest rates rise, prices of bonds (including tax-exempt bonds) generally fall, typically causing the Fund’s investments to lose value. Additionally, rising interest rates or lack of market participants may lead to decreased liquidity in fixed income markets. Interest rate changes generally have a more pronounced effect on the market value of fixed-rate instruments, such as corporate bonds, than they have on floating rate instruments, and typically have a greater effect on the price of fixed income securities with longer durations. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation, and changes in general economic conditions.

• Liquidity/Redemption Risk: The Fund may lose money when selling securities at inopportune times to fulfill shareholder redemption requests. The risk of loss may increase depending on the size and frequency of redemption requests,

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whether the redemption requests occur in times of overall market turmoil or declining prices, and whether the securities the Fund intends to sell have decreased in value or are illiquid. The Fund may be less able to sell illiquid securities at its desired time or price. It may be more difficult for the Fund to value its investments in illiquid securities than more liquid securities.

• Government Securities Risk: The Fund invests in securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities (such as the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), or the Federal Home Loan Mortgage Corporation (“Freddie Mac”)). Different types of U.S. government securities are subject to different levels of credit risk, including the risk of default, depending on the nature of the particular government support for that security. Unlike Ginnie Mae securities, securities issued or guaranteed by U.S. Government-related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. Government and no assurance can be given that the U.S. Government would provide financial support. Past long-term U.S. credit rating downgrades have introduced greater uncertainty about the ability of the United States to repay its obligations. The value of the Fund’s shares may be adversely affected by any future rating agency downgrades.

• Mortgage-Related and Other Asset-Backed Securities Risk: Mortgage-related securities, including commercial mortgage-backed securities (“CMBS”) and other privately issued mortgage-related securities, and other asset-backed securities may be particularly sensitive to changes in prevailing interest rates and economic conditions, including delinquencies and defaults. The prices of mortgage-related and other asset-backed securities, depending on their structure and the rate of payments, can be volatile. They are subject to prepayment risk (higher than expected prepayment rates of mortgage obligations due to a fall in market interest rates) and extension risk (lower than expected prepayment rates of mortgage obligations due to a rise in market interest rates). These risks increase the Fund’s overall interest rate risk. Some mortgage-related securities receive government or private support, but there is no assurance that such support will remain in place.

• Inflation-Linked Investments Risk: Unlike traditional fixed income securities, the principal and interest payments of inflation-linked investments are adjusted periodically based on the inflation rate. The value of the Fund’s inflation-linked investments may be vulnerable to changes in expectations of inflation or interest rates and there is no guarantee that the Fund’s use of these instruments will be successful.

• Foreign and Emerging Market Company Risk: Investments in foreign companies and in U.S. companies with economic ties to foreign markets generally involve special risks. These companies may be more vulnerable to economic, political, and social instability and subject to less government

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supervision, lack of transparency, inadequate regulatory and accounting standards, and foreign taxes. Foreign company securities also include American Depositary Receipts (“ADRs”), which may be less liquid than the underlying shares in their primary trading market. Foreign securities also may subject the Fund’s investments to changes in currency exchange rates. Emerging market securities generally are more volatile than other foreign securities, and are subject to greater liquidity, regulatory, and political risks. Investments in emerging markets may be considered speculative and generally are riskier than investments in more developed markets. Emerging markets are more likely to experience hyperinflation and currency devaluations. Securities of emerging market companies may have far lower trading volumes and less liquidity than securities of issuers in developed markets. In certain emerging market countries, governments participate to a significant degree in their respective economies. Action by these governments could have a significant adverse effect on market prices of securities and payment of dividends. Companies with economic ties to emerging markets may be susceptible to the same risks as companies organized in emerging markets.

• Foreign Currency Risk: Investments in securities that are denominated or receiving revenues in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline in value relative to the currency being hedged. Foreign currency exchange rates may fluctuate significantly over short periods of time.

• Loan Risk: Investments in floating or adjustable rate loans are subject to increased credit and liquidity risks. Loan prices also may be adversely affected by supply-demand imbalances caused by conditions in the loan market or related markets. Below investment grade loans, like high-yield debt securities, or junk bonds, usually are more credit sensitive than interest rate sensitive, although the value of these instruments may be affected by interest rate swings in the overall fixed income market. Loans may be subject to structural subordination and may be subordinated to other obligations of the borrower or its subsidiaries.

• Collateralized Loan Obligations and Other Collateralized Obligations Risk: An investment in a collateralized loan obligation (“CLO”) can be viewed as investing in (or through) another investment adviser and is subject to the layering of fees associated with such an investment. The risks of investing in a CLO generally can be summarized as a combination of economic risks of the underlying loans combined with the risks associated with the CLO structure governing the priority of payments, and include interest rate risk, credit risk, liquidity risk, prepayment risk, and the risk of default of the underlying asset, among others.

• Derivatives Risk: The risks associated with derivatives may be different from and greater than the risks associated with directly investing in securities and

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other investments. Derivatives may increase the Fund’s volatility and reduce its returns. Derivatives may not perform as expected and the Fund may not realize the intended benefits. Whether the Fund’s use of derivatives is successful may depend on, among other things, the portfolio managers’ ability to correctly forecast market movements, company and industry valuation levels and trends, changes in foreign exchange and interest rates, and other factors. If the portfolio managers incorrectly forecast these and other factors, the Fund’s performance could suffer. Derivatives are also subject to liquidity risk and the risk that the counterparty to a derivative transaction may fail to fulfill its contractual obligations under the derivative contract. In addition, given their complexity, derivatives are subject to the risk that improper or misunderstood documentation may expose the Fund to losses.

• High Portfolio Turnover Risk: High portfolio turnover may result in increased transaction costs and reduced investment performance.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. For more information on the principal risks of the Fund, please see the “More Information About the Fund – Principal Risks” section in the prospectus.

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund’s returns. Each assumes reinvestment of dividends and distributions. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

The bar chart shows changes in the performance of the Fund’s Class VC shares from calendar year to calendar year. This chart does not reflect the sales charges or other expenses of Variable Contracts. If those sales charges and expenses were reflected, returns would be lower.

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Bar Chart (per calendar year) - Class VC Shares Best Quarter 4th Q 2023 +6.80% Worst Quarter 2nd Q 2022 -5.99%

The table below shows how the Fund’s average annual total returns compare to the returns of a securities market index with investment characteristics similar to those of the Fund.

Average Annual Total Returns
(for the periods ended December 31, 2025)
Class	1 Year	5 Years	10 Years
Class VC Shares	7.19%	0.06%	2.27%
Index
Bloomberg U.S. Aggregate Bond Index	7.30%	-0.36%	2.01%
(reflects no deduction for fees, expenses, or taxes)

MANAGEMENT

Investment Adviser. The Fund’s investment adviser is Lord, Abbett & Co. LLC (“Lord Abbett”).

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Portfolio Managers

Portfolio Managers/Title	Member of the Portfolio Management Team Since
Robert A. Lee, Partner and Co-Head of Taxable Fixed Income	2010
Andrew H. O’Brien, Partner and Portfolio Manager	2010
Steven F. Rocco, Partner and Co-Head of Taxable Fixed Income	2010
Leah G. Traub, Partner and Portfolio Manager	2021
Adam C. Castle, Partner and Head of Securitized Credit	2021
Harris A. Trifon, Partner and Portfolio Manager	2021
Karen J. Gunnerson, Senior Managing Director and Portfolio Manager	2024
Yoana N. Koleva, Partner and Portfolio Manager	2025

PURCHASE AND SALE OF FUND SHARES

Because the Fund serves as an underlying investment vehicle for Variable Contracts, Fund shares currently are available only to certain insurance company separate accounts at net asset value (“NAV”).

TAX INFORMATION

For information about the federal income tax treatment of Fund distributions to the insurance company separate accounts that hold shares in the Fund, please refer to the prospectus provided by the insurance company for your Variable Contract. Because of the unique tax status of Variable Contracts, you should consult your tax adviser regarding treatment under the federal, state, and local tax rules that apply to you.

PAYMENTS TO INSURANCE COMPANIES AND OTHER FINANCIAL INTERMEDIARIES

The Fund and its related companies may make payments to the sponsoring insurance company, its affiliates, or other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary to recommend the Fund over another investment. Ask your individual financial professional or visit your insurance company’s or financial intermediary’s website for more information.

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Investment Company Act File Number: 811-05876

SF-TRP-7 (05/26)